                                                                   EXHIBIT 10.4



_______________________________________________________________________________


                         NDE ENVIRONMENTAL CORPORATION
                SECURITY AGREEMENT - PLEDGE OF SUBSIDIARY STOCK


_______________________________________________________________________________


                          DATED AS OF OCTOBER 25, 1996





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                               TABLE OF CONTENTS



SECTION 1.       DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . 2
SECTION 2.       SECURITY INTEREST . . . . . . . . . . . . . . . . . . . . 3
SECTION 3.       PERFECTION OF SECURITY INTEREST . . . . . . . . . . . . . 4
SECTION 4.       COVENANTS WITH RESPECT TO COLLATERAL  . . . . . . . . . . 4
SECTION 5.       RIGHTS WITH RESPECT TO COLLATERAL . . . . . . . . . . . . 5
SECTION 6.       DEFAULTS AND REMEDIES . . . . . . . . . . . . . . . . . . 5
SECTION 7.       WAIVER  . . . . . . . . . . . . . . . . . . . . . . . . . 7
SECTION 8.       SECURITY INTEREST ABSOLUTE  . . . . . . . . . . . . . . . 7
SECTION 9.       RELEASE . . . . . . . . . . . . . . . . . . . . . . . . . 7
SECTION 10.      INDEMNIFICATION.  . . . . . . . . . . . . . . . . . . . . 8
SECTION 11.      TERMINATION.  . . . . . . . . . . . . . . . . . . . . . . 8
SECTION 12.      MISCELLANEOUS.  . . . . . . . . . . . . . . . . . . . . . 8



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                SECURITY AGREEMENT - PLEDGE OF SUBSIDIARY STOCK


         This is the SECURITY AGREEMENT - PLEDGE OF SUBSIDIARY STOCK dated as of October 25, 1996, ("Agreement") by and between NDE ENVIRONMENTAL
CORPORATION ("NDE"), a Delaware corporation and BANC ONE CAPITAL PARTNERS, L.P. ("BOCP"), an Ohio limited partnership, provided for in and entered into pursuant to the NOTE AND WARRANT PURCHASE AGREEMENT, as amended, restated, supplemented or otherwise modified from time to time ("Purchase Agreement") by and among BOCP, as purchaser, and NDE, TANKNOLOGY/NDE CORPORATION ("TCI"), USTMAN INDUSTRIES, INC. ("USTMAN"), PROECO, INC. ("PROECO"), and TANKNOLOGY CANADA (1988), INC. ("CANADA").

         NDE, TCI, USTMAN, PROECO and CANADA, together with their respective successors and assigns, are referred to collectively as the "Debtors," and individually as a "Debtor." NDE, together with its successors and assigns, is referred to as the "Assignor" and BOCP, together with its successors and assigns, is referred to as the "Secured Party" or "Assignee." The Assignor and the Assignee are referred to collectively as the "Parties" and individually as a "Party."

         THIS AGREEMENT IS ONE OF THE "RELATED DOCUMENTS" REFERRED TO IN THE PURCHASE AGREEMENT.

         In consideration of their mutual promises set forth in this Agreement and the Purchase Agreement, the Parties hereby agree as follows.

         SECTION 1.       DEFINITIONS

         All capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Purchase Agreement. The terms defined in the Purchase Agreement that are used with such definitions in this Agreement include:

"Applicable Law"
"Capital Stock"
"Events of Default"
"Intercreditor Agreement"
"Notice"
"Related Documents"
"Security Agreement"
"Senior Lender"





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         SECTION 2.       Security Interest

         (a) GRANT OF SECURITY INTEREST. As security for the prompt and full payment and performance of the Secured Obligations (as defined bel

                  (i)            the Assignor hereby pledges (and
                                 shall cause to be pledged) to the Assignee and grants (and shall cause to be granted) to the Assignee a security interest in all of its right, title and interest in all of the Subsidiary Stock (as defined below) now or hereafter owned beneficially or of record by it, including all right, title and interest in and to any distributions, dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Subsidiary Stock, and any certificates now or hereafter evidencing such Subsidiary Stock ("Share Interest

                  (ii)           together in each case with
                                 all Proceeds (as defined below). Such Share
                                 Interests and Proceeds are referred to
                                 collectively as "Collateral".

         (b)       DEFINITION - SECURED OBLIGATIONS. The term
"Secured Obligations" means (i) all obligations of the Debtors evidenced by the Senior Subordinated Note due December 31, 2001, and dated October 25, 1996 ("Note") made payable by the Debtors to the Secured Party in the principal amount of $8,000,000, which note was purchased by the Secured Party for $8,000,000 pursuant to the Purchase Agreement, together with all extensions, renewals, amendments, modifications and notations thereof, and (ii) all obligations of the Debtors to make payments or reimburse costs and expenses under this Agreement or the Purchase Agreement.

        (c)         DEFINITION - SUBSIDIARY STOCK.  The term "Subsidiary
Stock" means all of the Capital Stock of TCI, USTMAN, Proeco, and Canada (collectively the "Debtor Subsidiaries" and individually a "Debtor Subsidiary") and any other Subsidiary directly or indirectly owned beneficially or of record by NDE, whether now or hereafter owned, acquired or existing, including those shares of Capital Stock identified in Exhibit A.

        (d) DEFINITION - PROCEEDS. The term "Proceeds" means any "proceeds" as such term is defined in the Code, including the following at any time whatsoever arising or receivable: (i) whatever is received upon any collection, exchange, sale or other disposition, of any of the Collateral, and any property into which any of the Collateral is converted, whether cash or non-cash proceeds, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Debtor from time to time with respect to any of the Collateral, including claims paid and premium refunds, (iii) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.




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          (e)         DEFINITION - CODE. The term "Code" means the Uniform
Commercial Code of the State of Ohio, as amended from time-to-time, together with any successor law.

         SECTION 3.       PERFECTION OF SECURITY INTEREST.

          (a) The certificates evidencing the Share Interests have been pledged and delivered by the Assignor to the Senior Lender pursuant to the Pledge and Security Agreement dated as of October 25, 1996. Pursuant to the Intercreditor Agreement, the Senior Lender has agreed to hold such certificates as agent for the Secured Party and upon its release of its pledge under such agreement to deliver such certificates to the Secured Party in pledge under this Agreement. The Assignor hereby consents to such delivery by the Senior Lender to the Assignee. In addition, with respect to the Share Interests, the Assignor has (i) caused the security interest created by this Agreement to be noted on the stock register of each Debtor Subsidiary; and (iii) delivered to the Assignee, and, upon request of the Assignee, shall deliver to the Assignee, financing statements (form UCC-1) in proper form for filing under the Code in each jurisdiction as may be necessary or, in the reasonable opinion of Assignee, desirable to perfect the security interest created herein. Assignor hereby authorizes Assignee to file, and appoints Assignee its attorney-in-fact for the purpose of executing and filing, such financing statements or any additional financing statement or any continuation statement without the signature of the Assignor to the extent permitted by Applicable Law.

           (b) Any certificates now or hereafter issued to the Assignor representing or evidencing all or any part of the Collateral, together with duly executed instruments of transfer or assignment in blank, in a form reasonably satisfactory to the Assignee, shall be delivered in pledge as additional Collateral.


         SECTION 4.      COVENANTS WITH RESPECT TO COLLATERAL.

         Assignor covenants to the Assignee as follows.

            (a) Without the prior written consent of the Assignee, the Assignor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Collateral or any distributions or payments with respect thereto or grant a lien, security interest or encumbrance thereon, except to the extent permitted by the Purchase Agreement.


            (b) The Assignor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Assignee from time to time may reasonably request in order to ensure to the Assignee the benefits of the liens and security interest in and to the Collateral intended to be created by this Agreement.

            (c) The Assignor has and will defend the title to the Collateral and the liens and security interest of the Assignee thereon against the claim of any person and will maintain and preserve such





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
liens and security interest until such time as the Secured Obligations have been paid or performed in full.

            (d) The Assignor will not change its name or identity in any manner which is reasonably likely to make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of the Code unless it shall have given the Assignee at least 30 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Assignee to amend such financing statement or continuation statement so that it is not seriously misleading. The Assignor will not change its principal place of business unless it shall have given the Assignee prior written notice of its intent to do so.

         SECTION 5.       RIGHTS WITH RESPECT TO COLLATERAL.

         As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to the Assignor by the Assignee, the Assignor shall have the right, from time to time, to receive distributions and to vote and give consents with respect to the Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement and any other agreement; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of materially impairing the position or interest of the Assignee in respect of the Collateral (except the declaration and payment of distributions to the Assignor as contemplated in the Purchase Agreement) or which would authorize or effect (except as and to the extent expressly consented to by the Assignee or as contemplated in the Purchase Agreement) (i) the dissolution or liquidation, in whole or in part, of any Debtor Subsidiary, (ii) the consolidation or merger of any Debtor Subsidiary with any other entity or person, (iii) the sale, disposition or encumbrance of all or substantially all of the assets of any Debtor Subsidiary, or (iv) the issuance of any additional Capital Stock of any Debtor Subsidiary.

         SECTION 6.       DEFAULTS AND REMEDIES.

         (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and following ten Business Days written notice to Assignor, the Assignee may cause the transfer and register in its name or in the name of its designee the whole or any part of the Collateral, exercise any voting rights with respect thereto, collect and receive all distributions made thereon, sell in one or more sales after ten Business Days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice the Assignor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Collateral and to otherwise act with respect to the Collateral as though the Assignee was the outright owner thereof, the Assignor hereby irrevocably constituting and appointing the Assignee, as the proxy and attorney-in-fact of the Assignor, with full power of substitution, to sign any document or take any act in order to do so; provided, however, that the Assignee shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for





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any delay in doing so. Any sale shall be made at a public or private sale at the Assignee's place of business, or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Assignee may deem commercially reasonable, and the Assignee may be the purchaser of the whole or any part of the Collateral so sold and hold the same thereafter in its own right free from any claim of the Assignors as applicable. Each sale shall be made to the highest bidder, but the Assignee reserves the right to reject any and all bids at such sale which, in its absolute discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, (except as otherwise herein specifically provided for), advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Assignee.

         (b) Assignor agrees that following the occurrence and during the continuance of an Event of Default, (i) it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder, and Assignor waives the benefit of all such laws to the extent it lawfully may do so or (ii) it will not interfere with any right, power and remedy of the Assignee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Assignee of any one or more of such rights, powers or remedies. No failure or delay on the part of the Assignee to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Assignor by the Assignee with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Assignee's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Assignor in any respect.

         (c) Assignor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Assignee, that the Assignee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section shall be specifically enforceable against the Assignor and Assignor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.





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         SECTION 7.       WAIVER.

         Assignor waives demand, presentment and protest. No delay or omission or forbearance by the Assignee in exercising any rights under this Agreement, the Note, the Subordinated Security Agreement or the Purchase Agreement shall operate as a waiver of the rights of the Assignee under this Agreement, the Note, the Subordinated Security Agreement or the Purchase Agreement or of any other rights and shall not affect, discharge, diminish or impair the Assignor's obligations hereunder or the Secured Obligations. Waiver on any one occasion shall not be construed as a bar to or waiver of any rights or remedy on any future occasion. All the Assignee's rights and remedies, whether evidenced hereby or by any other agreement or note, shall be cumulative and may be exercised singularly or concurrently.

         SECTION 8.       SECURITY INTEREST ABSOLUTE.

                 All rights of the Assignee and all obligations of the Assignor hereunder shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of the Note, the Purchase Agreement, the Subordinated Security Agreement or any other agreement or instrument governing or evidencing any Secured Obligations;

         (b) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

         (c) any other circumstance which might otherwise constitute a defense available to, or a discharge of the Assignor or Debtors.

         SECTION 9.       RELEASE.

         Assignor consents and agrees that the Assignee may at any time, or from time to time, in its discretion exchange, release and/or surrender all of the Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Assignee in connection with all or any of the Secured Obligations, all in such manner and upon such terms as the Assignee may deem proper, and without notice to or further assent from the Assignor; it being hereby agreed that the Assignor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Collateral, and notwithstanding any such exchange, surrender or release. Assignor hereby waives notice of acceptance of this Agreement, and promptness in commencing suit hereunder, and in giving any notice to or of making any claim or demand hereunder upon the Assignor. No act or omission of any kind on the Assignee's part shall in any event affect or impair this Agreement.



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
         SECTION 10.     INDEMNIFICATION.

         The Assignor agrees to indemnify and hold the Assignee harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by the Assignee, in good faith, in respect of any transaction effected under this Agreement or in connection with the lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Collateral as provided herein; provided, however, the Assignor shall not be liable for such indemnification to the Assignee to the extent that such indemnified liability results from the Assignee's gross negligence or willful misconduct. The Assignor agrees to pay to the Assignee all reasonable out-of-pocket costs and expenses, including reasonable fees and disbursements of counsel, reasonably incurred by the Assignee in connection with the performance by the Assignee of the provisions of this Agreement and of any transactions effected pursuant to this Agreement. The obligations of the Assignor under this Section shall survive the termination of this Agreement.


         SECTION 11.      TERMINATION.

         This Agreement shall be terminated upon the payment in full of the
Note in accordance with its terms. Until terminated, the security interest created hereby shall continue in full force and effect and shall secure and be applicable to all advances now or hereafter made by the Secured Party to the Debtors. Upon termination, the Assignee shall cooperate with the Assignor to secure the release of the security interest, assignment and pledge created hereby, including release and return of all pledged items of Collateral and the execution of any releases of financing statements reasonably requested by the Assignor.

         SECTION 12.      MISCELLANEOUS.

         (a)     RULES OF CONSTRUCTION. The rules of construction set forth in
Section 12(i) of the Purchase Agreement are applicable to this Agreement.

         (b) NOTICES. The notice provisions set forth in Section 12(j) of the Purchase Agreement are applicable to this Agreement.

         (c) SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.



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         (d)     AMENDMENTS. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by duly authorized representatives of the Parties hereto. Any waiver by a Party of its rights hereunder shall be effective only if evidenced by a written instrument executed by a duly authorized representative of such Party. In no event shall such waiver of any rights hereunder constitute the waiver of such rights in any future instance unless the waiver so specifies in writing.

         (e) SUCCESSORS AND ASSIGNS. Whenever any of the Parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such Party; and all the covenants, promises and agreements in this Agreement contained by or on behalf of the Assignor shall bind and inure to the benefit of the successors and assigns of such Parties whether so expressed or not.

         (f) FURTHER ACTS AND DOCUMENTS. Each of the Parties hereby agrees to execute and deliver such further instruments and to do such further acts and things as may be necessary or desirable to carry out the purposes of this Security Agreement.

         (g) COUNTERPARTS. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together constituting only one Agreement.

         (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OHIO.

         (i) WAIVER OF JURY TRIAL. THE ASSIGNEE AND THE ASSIGNOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE PURCHASE AGREEMENT OR THE NOTE OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE PURCHASE AGREEMENT OR THE NOTE, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THEM ("LITIGATION"). NEITHER
THE ASSIGNEE NOR THE ASSIGNOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER THE ASSIGNEE OR THE ASSIGNOR EXCEPT BY WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

         (j)     CONSENT TO JURISDICTION, VENUE AND SERVICE OF PROCESS.
THE ASSIGNEE AND THE ASSIGNOR, EACH AFTER HAVING CONSULTED OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY AND
INTENTIONALLY: (I) CONSENTS TO THE JURISDICTION OF THE COMMON PLEAS COURT OF FRANKLIN COUNTY, OHIO AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF OHIO, EASTERN DIVISION WITH RESPECT TO ANY LITIGATION; (II) WAIVES ANY OBJECTIONS TO THE VENUE OF ANY LITIGATION IN EITHER SUCH COURT; (III) AGREES NOT TO COMMENCE ANY LITIGATION EXCEPT IN ONE OR THE OTHER OF SUCH COURTS AND AGREES NOT TO CONTEST THE REMOVAL OF ANY LITIGATION COMMENCED IN ANY OTHER COURT TO ONE OR THE OTHER OF SUCH COURTS; (IV) AGREES NOT TO





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SEEK TO REMOVE, BY CONSOLIDATION OR OTHERWISE, ANY LITIGATION COMMENCED IN
EITHER OF SUCH COURTS TO ANY OTHER COURT; AND (V) WAIVES PERSONAL SERVICE OF PROCESS IN CONNECTION WITH ANY LITIGATION AND CONSENTS TO SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL IN ACCORDANCE WITH APPLICABLE LAW. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER THE ASSIGNEE OR THE ASSIGNOR EXCEPT BY WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

         THE PARTIES HAVE EXECUTED AND DELIVERED THIS AGREEMENT EFFECTIVE AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.



ASSIGNOR:                                     ASSIGNEE:

NDE ENVIRONMENTAL                             BANC ONE CAPITAL PARTNERS, L.P.
CORPORATION                                   BY:     BOCP CORPORATION
                                                      GENERAL PARTNER
By: /s/ JAY ALLEN CHAFFEE
   --------------------------
Its:    Chairman of the Board                 By: /s/ JAMES H. WOLFE
    -------------------------                    ----------------------------
                                                      James H. Wolfe
                                                 ----------------------,
                                                      Authorized Signer

                                  EXHIBIT A

                               SUBSIDIARY STOCK

                                                       Number of
                                                     Shares Owned
                                                        by NDE         Stock
                                         Par Value   Environmental  Certificate
Name of Corporation             Class    Per Share    Corporation     Numbers
-------------------             ------   ---------    -----------   -----------
ProEco, Inc.                    Common     $0.01      8,850,000          26
Tankology/NDE Corporation*      Common     $0.01          1,000         001
USTMAN Industries, Inc.         Common     $0.01          1,000           1
Tankology Canada (1988), Inc.   Common     $0.10         10,000           1

---------------
* Formerly known as "Tanknology Corporation International."


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